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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 14, 2002

                         ------------------------------

                           ORION POWER HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-16077                   52-2087649
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


       c/o RELIANT RESOURCES, INC.
         1111 LOUISIANA STREET
            HOUSTON, TEXAS                                         77002
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (410) 230-3500

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1 Certificate of Principal Executive Officer and Principal Financial Officer

ITEM 9.     REGULATION FD DISCLOSURE.

         In connection with the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002, Orion Power Holdings, Inc. filed as correspondence the certification attached hereto as Exhibit 99.1.

         The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Orion Power Holdings, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ORION POWER HOLDINGS, INC.




Date: August 14, 2002                  By: /s/ Curtis A. Morgan
                                           -------------------------------------
                                           Name:  Curtis A. Morgan
                                           Title: President





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                                  EXHIBIT INDEX



   Exhibit
   Number              Exhibit Description
   --------            -------------------

     99.1 Certificate of Principal Executive Officer and Principal Financial Officer